                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         10X Capital SPAC Sponsor II LLC

Address of Joint Filer:                      c/o 10X Capital Venture Acquisition
                                             Corp. II
                                             1 World Trade Center, 85th Floor
                                             New York, NY 10007

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    10X Capital Venture Acquisition
                                             Corp. II [VCXA]

Date of Event Requiring Statement:
(Month/Day/Year):                            8/10/2021

Name of Joint Filer:                         10X Capital Advisors, LLC

Address of Joint Filer:                      c/o 10X Capital Venture Acquisition
                                             Corp. II
                                             1 World Trade Center, 85th Floor
                                             New York, NY 10007

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    10X Capital Venture Acquisition
                                             Corp. II [VCXA]

Date of Event Requiring Statement:
(Month/Day/Year):                            8/10/2021

Name of Joint Filer:                         Hans Thomas

Address of Joint Filer:                      c/o 10X Capital Venture Acquisition
                                             Corp. II
                                             1 World Trade Center, 85th Floor
                                             New York, NY 10007

Relationship of Joint Filer to Issuer:       10% Owner, Director, Officer
                                             (Chief Executive Officer)

Issuer Name and Ticker or Trading Symbol:    10X Capital Venture Acquisition
                                             Corp. II [VCXA]

Date of Event Requiring Statement:
(Month/Day/Year):                            8/10/2021

Name of Joint Filer:                         David Weisburd

Address of Joint Filer:                      c/o 10X Capital Venture Acquisition
                                             Corp. II
                                             1 World Trade Center, 85th Floor
                                             New York, NY 10007

Relationship of Joint Filer to Issuer:       10% Owner, Director, Officer
                                             (Chief Operating Officer, Head of
                                             Origination)

Issuer Name and Ticker or Trading Symbol:    10X Capital Venture Acquisition
                                             Corp. II [VCXA]

Date of Event Requiring Statement:
(Month/Day/Year):                            8/10/2021